                                                                  EXHIBIT 10.2
                             INVESTOR AGREEMENT

          This INVESTOR AGREEMENT (this "Agreement") dated as of June 24, 1998,
                                         ---------
is by and among John P. Feighner and Anne C. Feighner as Trustees for the Feighner Family Trust, Den-Mat Corp., a Delaware corporation, Edward W. Wedbush, an individual, E*Capital Corporation, a California corporation (collectively, the "Minority Investors"), EISI, a California corporation (the "Company"), and
     ------------------                                         -------
Donald J. Esters, an individual (the "Primary Investor").  Each of the parties
                                      ----------------
hereto (other than the Company) and any other person who shall hereafter become a party to or agree to be bound by the terms of this Agreement is sometimes hereinafter referred to as a "Stockholder" or "Investor" and all of such parties
                              -----------      --------
are sometimes hereinafter referred to as the "Stockholders".
                                              ------------

          Each Stockholder (as hereinafter defined) owns that number of shares of Company Stock (as hereinafter defined) set forth opposite the name of such Stockholder on Schedule I hereto, as such Schedule I may be amended from time to time.

                                  RECITALS
                                  --------

          WHEREAS, concurrently with the execution and delivery of this Agreement, each of the Stockholders is purchasing, pursuant to the terms of stock purchase agreement (the "Stock Purchase Agreement") dated of even date
                               ------------------------
herewith by and among the Company and each of the Stockholders, newly issued shares of Common Stock of the Company.

                                  AGREEMENT
                                  ---------

          NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE I.


                  DEFINITIONS; REPRESENTATIONS AND WARRANTIES
                  -------------------------------------------

          1.1.  Defined Terms. As used herein, the terms below shall have the
                -------------
following meanings:

          "Accredited Investor" shall have the meaning set forth for such term
           -------------------
in Regulation D.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules
           ---
and regulations promulgated thereunder.

          "Affiliate" shall mean with respect to any specified person means any
           ---------
other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in Instruction 2 of Item

404(a) of Regulation S-K promulgated by the SEC) and (ii) trusts, the trustee and all beneficiaries of which are such specified person or, members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Board of Directors" shall mean the Board of Directors of the Company.
           ------------------

          "Common Stock" shall mean the Common Stock, no par value, of the
           ------------
Company.

          "Company Stock" shall mean, at any time, the then outstanding shares
           -------------
of capital stock of the Company.

          "Fully-Diluted Common Stock" shall mean, at any time, the then
           --------------------------
outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding securities of the Company which can be converted or exchanged into Common Stock.

          "IPO" shall mean the initial public offering of Common Stock pursuant
           ---
to the Act.

          "Notice" shall have the meaning set forth for such term in Section
           ------
5.3.

          "Notice Date" shall have the meaning set forth for such term in
           -----------
Section 4.2.

          "Permitted Transferee" shall mean (i) with respect to the Primary
           --------------------
Investor, a trustee of a trust for the exclusive benefit of the Primary Investor, the spouse of the Primary Investor or one or more of the issue of the Primary Investor, (ii) with respect to any Non-Primary Investor, (A) the other Non-Primary Investors or (B) any Affiliate of such Non-Primary Investor.

          "Person" shall mean an individual, partnership, association, joint
           ------
venture, corporation, trust or unincorporated organization, a government or any department, agency or political subdivision thereof or other entity.

          "Regulation D" shall mean Regulation D as promulgated under the Act,
           ------------
as amended from time to time.

          "Required Sale" shall have the meaning set forth for such term in
           -------------
Section 4.1.

          "Required Sale Date" shall have the meaning set forth for such term in
           ------------------
Section 4.2.

          "Required Sale Notice" shall have the meaning set forth for such term
           --------------------
in Section 4.1.

          "Sale Price" shall have the meaning set forth for such term in Section
           ----------
4.2.

          "Sale Shares" shall have the meaning set forth for such term in
           -----------
Section 4.1.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Stock Purchase Agreement" shall have the meaning set forth for such
           ------------------------
term in the Recitals.

          "Tag-Along Formula" shall have the meaning set forth for such term in
           -----------------
Section 3.1(b).

          "Tag-Along Notice" shall have the meaning set forth for such term in
           ----------------
Section 3.1(d).

          "Tag-Along Stockholders" shall have the meaning set forth for such
           ----------------------
term in Section 3.1(b).

          "Third Party" shall have the meaning set forth for such term in
           -----------
Section 4.1.

          "Transferee Terms" shall have the meaning set forth for such term in
           ----------------
Section 3.1(c).

          "Transfer" shall mean directly or indirectly to sell, assign, pledge,
           --------
encumber, hypothecate, gift, bequest or otherwise transfer, whether for value or no value and whether voluntarily or involuntarily (including, without limitation, by operation or law or by judgment, levy, attachment, garnishment, bankruptcy or other legal equitable proceedings).

          "Transferee(s)" shall mean any Person acquiring shares of Common
           -------------
Stock, regardless of the method of Transfer.

          1.2.  Representations and Warranties.  Each party hereto, other than
                ------------------------------
the Company, as to itself only, represents and warrants that:

                (a) such party beneficially owns the number of shares of Company Stock set forth next to the name of such party on Schedule I , all such Company Stock will be bound by and subject to this Agreement, and, except as provided in this Agreement, it has no option or right to acquire any additional shares of Company Stock pursuant to any agreement or understanding;

                (b) such party has full power and authority to execute and deliver this Agreement and the execution and delivery by it of this Agreement has been duly authorized by all necessary action; and

                (c) this Agreement has been duly and validly executed and delivered by such party and constitutes the binding obligation of such party, enforceable against such party in accordance with its terms.

          1.3.  Representations and Warranties of the Company.
                ---------------------------------------------

                (a) The Company has all requisite power and authority to execute, deliver and perform this Agreement.

                (b) This Agreement has been duly and validly exercised and delivered by the Company and constitutes the binding obligation of the Company, enforceable against the Company in accordance with its terms.

          1.4.  Covenants.  Each party hereto covenants that:
                ---------

          The shares of Company Stock set forth on Schedule 1, as such Schedule 1 may be amended from time to time, shall at all times be bound by and subject to this Agreement.

                                 ARTICLE II.


                                 PREEMPTION
                                 ----------

          2.1.  Certain Purchase Rights.  If the Company proposes directly or
                -----------------------
indirectly to issue, sell, or grant (collectively, an "issuance") any equity
                                                       --------
securities or any securities convertible into or exchangeable for equity securities, other than pursuant to the Company's IPO or any subsequent registered public offering (collectively, the "New Securities"), then the
                                               --------------
Company shall, no later than 45 calendar days prior to the consummation of such issuance, give written notice to each of the Investors of such proposed issuance (the "Notice of Issuance"). Such Notice of Issuance shall describe the proposed issuance, and contain an offer to each such Investor (other than the proposed purchasers) that in the reasonable judgment of the Company is an Accredited Investor, or who can provide the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that the New Securities may be sold to such Investor without registration under the Act or any state securities or "blue sky" laws (each an "Accredited Offeree") to sell to such
                                        ------------------
Accredited Offeree, at the same price and for the same consideration to be paid by the proposed purchasers, such Accredited Offerees pro rata portion (which shall be a percentage, determined immediately prior to such proposed issuance, equal to the percentage of the Fully-Diluted Common Stock held by such Accredited Offeree, provided, however, that if the use of proceeds of such New
                    --------  -------
Securities issuance shall include the repurchase of Common Stock, then such percentage shall be calculated assuming the consummation of such repurchase of the New Securities to be sold. Subject to the foregoing, if Common Stock is being issued with other securities as a unit, each Accredited Offeree who desires to accept such offer must purchase such unit in order for such acceptance to be valid. If any such Accredited Offeree fails to accept such offer by written notice within 30 calendar days after its receipt of the Notice of Issuance, the Company may proceed with such proposed issuance, free of any right on the part of such Accredited Offeree under this Section 2.1 in respect thereof. This Section 2.1 shall not apply to: (a) issuances to employees or pursuant to employee benefit or stock option plans, up to a maximum of 138,000 shares of Common Stock issued after the date hereof; or (b) New Securities distributed or set aside to all holders of Common Stock on a per share equivalent basis. Each of the parties hereto expressly waives any rights under this Article II with respect to the transactions contemplated by the Stock Purchase Agreement.

                                ARTICLE III.


                              TAG-ALONG RIGHTS
                              ----------------

    3.1.  Tag-Along Procedures.
          --------------------

          (a)  Tag-Along Right.  Subject to Section 3.3, the Primary
               ---------------
Investor shall not Transfer for value to any Person or group of Persons shares of Common Stock representing in the aggregate more than 5% of the Common Stock held by the Primary Investor unless the terms and conditions of such Transfer shall include an offer to the Minority Investors at the same price and on the same terms and conditions as the Primary Investor has agreed to sell its Common Stock, to include in the Transfer to the third party Transferee an amount of Common Stock, determined in accordance with this Section.

          (b)  Obligation of Transferee to Purchase.  The Transferee of the
               ------------------------------------
Primary investor shall purchase from the Minority Investors which deliver a Tag-Along Notice pursuant to Section 3.1(d) hereof (such securityholders are referred to as "Tag-Along Stockholders") the number of shares of Common Stock
                ----------------------
owned by each Tag-Along Stockholder equaling the number of shares of Common Stock derived by multiplying the total number of shares of Common Stock, proposed to be purchased by the Transferee by a fraction, the numerator of which is the total number of shares of Common Stock, owned by such Tag-Along Stockholder that such Tag-Along Stockholder desires to require the Transferee to purchase and the denominator of which is the total number of shares of Common Stock, owned by all of the Stockholders before giving effect to the proposed Transfer, provided that the Transferee shall not be required to purchase fractional shares and any fractional share shall be rounded up or down pursuant to conventional rounding practices (the "Tag-Along Formula").
                                         -----------------

          (c)  Notice.  In the event the Primary Investor proposes to Transfer
               ------
any shares of Common Stock in a transaction subject to this Section 3.1, it shall notify, or cause to be notified, in writing, the Minority Investors in the case of a Transfer of Common Stock of each such proposed Transfer. Such notice shall be given not more than 60 nor less than 20 calendar days prior to the proposed sale date and set forth: (i) the name of the Transferee and the number of shares of Common Stock proposed to be transferred, (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the Transferee (the "Transferee Terms"), (iii) that the Transferee has been informed
                 ----------------
of the "tag-along right" provided for in this Section 3.1, and has agreed to purchase shares of Common Stock from the Tag-Along Stockholders in accordance with the terms hereof, and (iv) the proposed sale date.

          (d)  Exercise.  The tag-along right may be exercised by the Tag-Along
               --------
Stockholders by delivery of a written notice to the Primary Investor (the "Tag-
                                                                           ---
Along Notice") within 15 calendar days following receipt of the notice specified
------------
in the preceding subsection. The Tag-Along Notice shall state the number of shares of Common Stock that such Tag-Along Stockholder wishes to include in such Transfer to the Transferee, which number may exceed the total number of shares proposed to be transferred but which may not exceed the total number of shares beneficially owned (taking into account shares of Common Stock that may be acquired upon conversion or exercise of other securities) by such Tag-Along
Stockholder. Upon the giving of a Tag-Along Notice, such Tag-Along Stockholder shall be entitled and obligated to sell the number of shares of Common Stock set forth in the Tag-Along Notice, subject to adjustment pursuant to the Tag-Along Formula, to the Transferee on the Transferee Terms; provided, however such
                                                    --------  -------
Primary Investor shall not consummate the sale of any shares offered by it if the Transferee does not purchase all shares which such Tag-Along Stockholders are entitled and desire to sell pursuant hereto. After expiration of the 20-calendar-day period referred to above, if the provisions of this Section have been complied with in all respects, the Primary Investor shall have the right for a 60-calendar-day period to Transfer the shares of Common Stock to the Transferee on the Transferee Terms without further notice to any other party, but after such 60-calendar-day period, no such Transfer may be made (i) for an additional 60-calendar-day period and (ii) without again giving notice to the appropriate Minority Investors of the proposed transfer and complying with the requirements of this Article III.

                (e) Anything to the contrary contained herein notwithstanding, the Primary Investor agrees to use its reasonable good faith efforts to seek to ensure that the applicable Transferee Terms contain (i) representations, covenants or warranties as to ownership and authority to sell, free of liens, claims and encumbrances the shares of Common Stock proposed to be sold and (ii) for several, and not joint, liability, with respect to the indemnification and comparable obligations contained within such Transferee Terms.

          3.2.  Closing.  At the closing of the purchase of the shares of Common
                -------
Stock subject to this Article III, the holders of Company Stock who are making the Transfer shall deliver certificates evidencing such shares, duly endorsed, or accompanied by written instruments of transfer in form reasonably satisfactory to the Transferee, free and clear of any adverse claim against payment of the purchase price therefor.

          3.3.  Exception.  The foregoing notwithstanding, this Article III
                ---------
shall not apply to any sale of shares of Common Stock pursuant to a registered public offering under the Act.

                                 ARTICLE IV.


                              DRAG-ALONG RIGHTS
                              -----------------

          4.1.  Drag-Along Rights.  If the Primary Investor proposes to sell in
                -----------------
the aggregate more than 80% of the Common Stock hold by the Primary Investor (the "Sale Shares") to a third party or parties (a "Third Party"), then the
      -----------                                   -----------
Primary Investor shall have the right, subject to the provisions of this Article IV, to require the Minority Stockholders to sell (a "Required Sale") in the case
                                                     -------------
of each Minority Investor, the same percentage of Common Stock (including Common Stock that may be acquired upon exercise or conversion of outstanding securities) held by it that is proposed to be sold by the Primary Investor. In the event this Section 4.1 is invoked, the Primary investor shall deliver written notice (the "Required Sale Notice") to the Minority investors; provided,
                     --------------------                              --------
however, that no Minority Investor (a) shall be obligated to participate in any
-------
Required Sale unless it is provided an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to it, to the effect that the Required Sale is not in violation of applicable federal or state securities laws and does not require any consent or approval of any governmental authority or agency that has not been obtained or waived or will not be obtained or waived prior to the closing; (b) will be required to make any representation, covenant or warranty in connection with a Required Sale other than as to its ownership and authority to sell, free of liens, claims and encumbrances, the shares of Common Stock proposed to be sold by it;
(c) will be required to participate in a Required Sale if the terms of the Required Sale do not provide for several, and not joint, liability with respect to the indemnification and comparable obligations made pursuant to such Required Sale; or (d) shall be obligated to participate in any Required Sale in which the consideration consists of anything other than cash.

          4.2.  Notice.  The Required Sale Notice shall set forth: (i) the date
                ------
of such notice (the "Notice Date"), (ii) the name and address of the Third
                     -----------
Party, (iii) the proposed amount of consideration to be paid per share for the Sale Shares (the "Sale Price"), and the terms and conditions of payment offered
                  ----------
by the Third Party in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares, (v) confirmation that the Primary Investor is selling more than 80% of the aggregate number of shares of Common Stock then held by it to a Third Party, and (vi) the proposed date of the Required Sale (the "Required Sale Date"),
                                                      ------------------
which shall be not less than 30 nor more than 120 calendar days after the date of the Notice Date.

          4.3.  Cooperation.  The Minority Investors shall cooperate in good
                -----------
faith with the relevant Primary Investor in connection with consummating the Required Sale. On the Required Sale Date, each Minority Investor shall deliver certificates for all of its Common Stock, duly endorsed for transfer, to such Third Party in the manner and at the address indicated in the Required Sale Notice and the Seller shall cause each of the Minority Investors' share of the purchase price to be paid to the respective Minority Investor.

                                 ARTICLE V.


                                MISCELLANEOUS
                                -------------

          5.1.  Term.
                -----

                (a) Unless earlier terminated as expressly provided herein, this Agreement shall terminate five (5) years from the date of this Agreement.

                (b) Notwithstanding the foregoing, this Agreement shall in any event terminate with respect to any Stockholder upon the earlier of the Company's IPO or when such Stockholder no longer owns any shares of the Company Stock (except if such shares are transferred in violation of this Agreement).

          5.2.  Injunctive Relief.  It is hereby agreed and acknowledged that
                -----------------
it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

          5.3.  Notices.  Any and all notices, designations, consents, offers,
                -------
acceptances, or other communications provided for herein (each a "Notice") shall be given in writing personally by hand-delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as the Company, or any Stockholder may specify for itself to the Company and all other Stockholders by Notice):

The Company:                   EISI
                               140 East Dana Street
                               Mountain View, California 94041
                               Attention: Donald J. Esters
                               Fax: (650) 969-5212

With a copy to:                Latham & Watkins
                               633 West Fifth Street, Suite 4000
                               Los Angeles, California 90071
                               Attention: Russell F. Sauer, Jr., Esq.
                               Fax: (213) 891-8763

Each Stockholder:              E*Capital Corporation
                               1000 Wilshire Boulevard, Suite 900
                               Los Angeles, California 90017
                               Fax: (213) 688-6642

                               Feighner Family Trust
                               c/o John P. Feighner and Anne C. Feighner,
                                as Trustees
                               5035 El Mirlo
                               Rancho Santa Fe, California 92067
                               Fax: (619) 756-9152

                               Den-Mat Corp.
                               P.O. Box 1729
                               Santa Maria, California 93456
                               Fax: (805) 928-5170

                               Edward W. Wedbush
                               17891 Via de Fortuna
                               Rancho Santa Fe. California 92067
                               Fax: (619) 759-9919

All Notices shall be deemed effective, delivered and received (a) at the time delivered by hand, if personally delivered, (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

Whenever pursuant to this Agreement any Notice is required to be given by any Stockholder to any other Stockholder(s), such Stockholder may request from the Company a list of addresses of all Stockholders of the Company, which list shall be promptly furnished to such Stockholder.

          5.4.  Assignment.  Except as set forth herein, neither this Agreement
                ----------
nor any of the rights or obligations hereunder may be assigned by any party hereto without the prior written consent of the holders of 51% of the amount of Common Stock beneficially owned in the aggregate by the Stockholders. Subject to the foregoing (and to the provisions of Section 5.9 hereof), this Agreement shall inure to the benefit of and be binding upon the parties, and permitted successors and assigns of each of the parties. If any Stockholder shall acquire or otherwise be issued any additional shares of Common Stock in any manner, whether by operation of law or otherwise, such Common Stock shall be held subject to all of the terms of this Agreement and the Company shall prepare and deliver to each Stockholder a revised Schedule I reflecting such acquisition or other issuance.

          5.5.  Governing Law.  This Agreement shall be construed, interpreted
                -------------
and the rights of the parties determined in accordance with the internal laws of the State of California without regard to the conflict of law principles thereof.

          5.6.  Headings.  The headings in this Agreement are inserted herein
                --------
for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          5.7.  Severability.  In the event that any one or more of the
                ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          5.8.  Entire Agreement.  This Agreement, together with the applicable
                ----------------
Stock Purchase Agreement and the other writings referred to herein and therein, contain the entire agreement among the parties hereto with respect to the subject matter contained herein, and supersede all prior agreements, negotiations and understandings, whether written or oral, with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings relating to such subject matter other than those set forth in this Agreement, the Stock Purchase Agreement and such other writings.

          5.9.  Amendments and Waiver.  Any provision of this Agreement may be
                ---------------------
amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 51% of the amount of Common Stock beneficially owned in the aggregate by the

Stockholders or their Permitted Transferees. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Company Stock then outstanding, each future holder of all such Company Stock, and the Company. In the event of the amendment or modification of this Agreement in accordance with its terms, the Stockholders shall cause the Board of Directors to meet within 30 calendar days following such amendment or modification or as soon thereafter as is practicable for the purpose of adopting any amendment to the Articles of Incorporation and By-Laws of the Company that may be required as a result of such amendment or modification to this Agreement, and, if required, proposing such amendments to the stockholders of the Company entitled to vote thereon. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. No failure to exercise and no delay in exercising any right, power or privilege of a party hereunder shall operate as a waiver or a consent to the modification of the terms hereof unless given by that party in writing. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach.

          5.10.  Inspection.  So long as this Agreement shall be in effect, this
                 ----------
Agreement shall be made available for inspection by any Stockholder of the Company at the principal offices of the Company.

          5.11.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same Agreement.

          5.12.  Not for Benefit of Third Parties.  This Agreement is not made
                 --------------------------------
for the benefit of any third party.

          5.13.  Recapitalizations, Exchanges, Etc., Affecting Common Stock.
                 ----------------------------------------------------------
The provisions of this Agreement shall apply, to the full extent set forth herein with respect to shares of the Common Stock, and to any and all shares of capital stock of the Company or any successor or assigns of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, or in substitution for, shares of the Common Stock, and shall be approximately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

          5.14.  Service of Process:  Consent to Jurisdiction.
                 --------------------------------------------


                 (a)  Service of Process. Each party hereto irrevocably
                      ------------------
consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address set forth herein, or by any other method provided or permitted under California law.

                 (b)  Consent and Jurisdiction.  Each party hereto irrevocably
                      ------------------------
and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the United States District Court for the Central District of

California or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the County of Los Angeles, California; (ii) consents to the jurisdiction or any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                              EISI, INC.
                              a California corporation

                              By: /s/ DONALD J. ESTERS
                                 -----------------------------------------
                                 Donald J. Esters
                              Its:  Chairman of the Board

                              /s/ DONALD J. ESTERS
                              --------------------------------------------
                              Donald J. Esters

                              E*CAPITAL CORPORATION,
                              a California corporation

                              By: /s/ EDWARD W. WEDBUSH
                                 -----------------------------------------
                                 Edward W. Wedbush
                              Its:  President

                              FEIGHNER FAMILY TRUST

                              By: /s/ JOHN P. FEIGHNER
                                 -----------------------------------------
                                 John P. Feighner
                              Its:  Trustee

                              By: /s/ ANNE C. FEIGHNER
                                 -----------------------------------------
                                 Anne C. Feighner
                              Its:  Trustee

                              DEN-MAT CORP.,
                              a Delaware corporation

                              By: /s/ ROBERT L. IBSEN
                                 -----------------------------------------
                                 Robert L. Ibsen,
                              Its:  President

                              /s/ EDWARD W. WEDBUSH
                              --------------------------------------------
                              Edward W. Wedbush

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

                                 SCHEDULE I

    NAME                            NUMBER OF SHARES
    ----                            ----------------
E*Capital Corporation                    14,703
Feighner Family Trust                     9,189
Den-Mat Corp.                             5,514
Edward W. Wedbush                         9,189
                                         ------
Total                                    38,595

                                  EXHIBIT A

                              JOINDER AGREEMENT
                              -----------------

          The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Investor Agreement, dated June 24, 1998 (the "Investor Agreement"), among the Parties named therein.

          By executing and delivering this Joinder Agreement to EISI (the "Company"), the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Investor Agreement in the same manner as if the undersigned were an original signatory to such Investor Agreement.

          The undersigned agrees that he shall be a Minority Investor as such term is defined in the Investor Agreement. If the undersigned is a natural person and married, a spousal consent to this Joinder Agreement is attached.

          Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the ______ day _______________, ____.



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                              Signature of Investor



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                              Print Name of Investor